Exhibit 99.1

NEWS

For Release     Immediate

Contacts (News Media) Tony Zehnder, Corporate Communications 312.396.7086 (Investors) Scott Galovic, Investor Relations 317.817.3228


                     Conseco adopts stockholder rights plan

Carmel, IN, January 20, 2009 - Conseco, Inc. (NYSE: CNO) today announced its Board of Directors has adopted a stockholder rights plan designed to protect stockholder value by preserving the value of certain tax assets primarily associated with tax net operating loss carryforwards under Section 382 of the Internal Revenue Code. Section 382 would limit the value of those tax assets upon an "ownership change." The rights plan was adopted to reduce the likelihood of this occurring by deterring the acquisition of stock that would create "5-percent shareholders" as defined in Section 382.

Under the rights plan, one right will be distributed for each share of common stock of Conseco outstanding as of the close of business on January 30, 2009. Effective January 20, 2009 if any person or group (subject to certain exemptions) becomes a "5-percent shareholder" of Conseco without the approval of the Board of Directors, there would be a triggering event causing significant dilution in the voting power and economic ownership of that person or group. Existing stockholders who currently are "5-percent shareholders" will trigger a dilutive event only if they acquire additional shares that would increase their percentage ownership of Conseco by more than 1 percent without prior approval from the Board.

"The stockholder rights plan protects the interests of all stockholders from the possibility of losing substantial value through further limitations on the company's ability to utilize its net operating loss carryforwards under Section 382," said Conseco CEO Jim Prieur. "The rights plan, similar to those adopted by other publicly-held companies, is not intended for defensive or anti-takeover purposes, but to preserve stockholder value, and is in the best interests of Conseco's stockholders."

The rights plan will continue in effect until January 20, 2012, unless earlier terminated or redeemed by the Board of Directors. Conseco's Audit Committee will review the company's NOL assets annually and will recommend amending or terminating the rights plan based on its review. Additionally, the Board has resolved to submit the continuation of the rights plan to a vote at the next annual meeting of the stockholders in May 2009. If stockholders do not approve the plan, it will be terminated. In this regard, the rights plan was drafted to conform to previous plans approved by RiskMetrics Group (formerly Institutional Shareholder Services).

A complete copy of the rights plan, including additional information regarding terms and conditions, will be included in a Current Report on Form 8-K to be filed by Conseco with the Securities and Exchange Commission. In addition, Conseco stockholders of record will be mailed a detailed summary of the rights plan.

Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures. For more information, visit Conseco's web site at http://www.conseco.com/ .

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Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance our existing indebtedness; (ii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iv) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (v) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (vi) changes in accounting principles and the interpretation thereof; (vii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (viii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges);
(ix) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (x) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xi) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xiii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xv) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xvi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xvii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.


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